United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Wisconsin Capital Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, other than the Registrant)

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Plumb Balanced Fund

Plumb Equity Fund

(Each a “Fund,” and Collectively, the “Funds”)

May 10, 2017

Dear Stockholder:

A special meeting of stockholders of the Funds of Wisconsin Capital Funds, Inc. (the “Company”), will be held at 1221 John Q. Hammons Dr., Madison, WI 53717, on June 1, 2017 at 3:00 p.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Stockholders following this letter. Included with this letter are the Notice, a proxy statement, and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. We ask that you vote FOR the proposals listed in the Notice and proxy statement. To vote, simply fill out the enclosed proxy card—be sure to sign, date and return it to us in the enclosed postage-paid envelope.

Your vote is very important to us. If we do not hear from you by May 22, 2017, a representative of the Company may contact you. Thank you for your response and for your continued investment with the Funds.

Sincerely,

Thomas G. Plumb
President and Chief Executive Officer
Wisconsin Capital Funds, Inc.

Wisconsin Capital Funds, Inc.

Notice of Special Meeting of Stockholders of

Plumb Balanced Fund
Plumb Equity Fund

(Each a “Fund,” and collectively, the “Funds”)

to be held on June 1, 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 1, 2017. The proxy statement to stockholders is available at www.okapivote.com/plumbfunds or by calling the Company at 866-987-7888.

Notice is hereby given that a special meeting of stockholders (the “Meeting”) of the Funds of Wisconsin Capital Funds, Inc. (the “Company”) will be held at 1221 John Q. Hammons Dr., Madison, WI 53717, on June 1, 2017, at 3:00 p.m., to vote on the following proposals:

1.	To elect six Directors to the Board of Directors; and

2.	To conduct any other business that may properly come before the Meeting, or any adjournment thereof.

Stockholders of record of a Fund on May 1, 2017 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose, in accordance with applicable law, one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal or proposals.

Persons named as proxies will vote “FOR” any such proposal, including any proposed adjournment, with regard to those proxies for which they are entitled to vote in favor and will vote “AGAINST” any such proposal, including any proposed adjournment, with regard to those proxies which state they should be voted against such proposal.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Directors of Wisconsin Capital Funds, Inc.

Connie M. Redman, Secretary

May 10, 2017

IMPORTANT

We urge you to sign, date, and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Some stockholders hold shares in more than one Fund and may receive proxy cards and/or proxy materials for each Fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares owned.

Wisconsin Capital Funds, Inc.

Plumb Balanced Fund
Plumb Equity Fund

(Each a “Fund,” and collectively, the “Funds”)

8030 Excelsior Drive, Suite 307
Madison, WI 53717

Proxy Statement
dated May 10, 2017
Special Meeting of Stockholders
to be held on
June 1, 2017

This Proxy Statement is being furnished in connection with the Board of Directors (the “Board” or “Directors”) of Wisconsin Capital Funds, Inc. (the “Company”) soliciting proxies for use on behalf of the Funds at a special meeting of stockholders of the Company to be held at 1221 John Q. Hammons Dr., Madison, WI 53717, on June 1, 2017 at 3:00 p.m., or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting, and the proxy card are being mailed to stockholders of the Funds on or about May 10, 2017.

The Funds provide periodic reports to Fund stockholders containing information about each Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Funds, without charge, by calling (866) 987-7888, by downloading those reports from the Company’s website at http://www.plumbfunds.com, or by writing to Wisconsin Capital Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201.

The Funds’ primary service providers are discussed in this Proxy Statement. The Funds’ investment advisor is Wisconsin Capital Management, Inc. (the “Advisor”), 1221 John Q. Hammons Dr., Madison, Wisconsin 53717. The Advisor also acts as administrator to the Funds. The Funds’ principal underwriter is Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202.

We encourage you to read the full text of this Proxy Statement. The following is a brief overview of the proposed matters affecting the Funds that requires your vote followed by answers to common questions stockholders may have.

At the Meeting, you are being asked to elect six Directors to the Board. The following nominees are currently members of the Board: Mr. Thomas G. Plumb, Mr. Patrick J. Quinn, Mr. Jay Loewi, and Mr. Nathan M. Plumb. Each current member of the Board has been previously elected to the Board by the stockholders of the Company, except for Mr. Nathan M. Plumb. Mr. Nathan M. Plumb was previously appointed to the Board but was not previously elected by the stockholders of the Company. The Board has identified Mr. Roy S. Schlachtenhaufen and Mr. Harlan J. Moeckler as qualified candidates to be nominated to the Board. Although the Directors do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the individuals named in the proxy with respect to any other matters that might properly be brought before the Meeting. Those individuals intend to vote all proxies in accordance with their best judgment and in the interest of the Company and each Fund.

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Questions and Answers

Q.	What are stockholders being asked to vote on at the upcoming Meeting?
A.	At the Meeting, you will be voting on a proposal to elect directors to the Board the Company.

Q.	Who are the nominees for Director?
A.	There are six nominees. Four currently serve on the Board, three of whom were previously elected by stockholders and one of whom was previously appointed by the Board. In addition, two individuals have been nominated to the Board.

Q.	How does the Board recommend that I vote?
A.	The Company’s Board recommends that you vote FOR each of the nominees.

Q.	How do I vote?
A.	You can vote by mail, telephone, online, or in person at the Meeting. Please refer to your proxy card for further instructions.

Q.	Who is entitled to vote at the meeting?
A.	Stockholders of record as of the close of business on May 1, 2017 (the “Record Date”) are entitled to vote at the Meeting for the election of directors to the Board. All eligible stockholders are encouraged to vote.

As of the Record Date, each Fund had the following number of shares outstanding:

Fund Name	Total Shares Outstanding
Plumb Balanced Fund	1,343,668.198
Plumb Equity Fund	1,218,982.835

Q.	How many votes are needed to approve the proposal and to elect the nominees to the Board?
A.	Directors are elected by a majority of all the votes validly cast by the holders of shares of the Funds’ common stock present in person or represented by proxy at a meeting at which a quorum is present, voting together. The presence of one-third of the shares of the Funds of the Company constitutes a quorum for purposes of voting for the election of directors to the Board. For purposes of the election of directors to the Board, abstentions and “broker non-votes” will have no effect on the result of the vote, but will be considered present with regard to determining whether a quorum is present.

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PROPOSAL 1: ELECTION OF THE DIRECTORS OF THE BOARD

The primary purpose of the Meeting is to elect members to the Board of Directors for the Company. Pursuant to the bylaws of the Company, the Board must consist of not fewer than three nor more than twelve Directors. The bylaws also give the Board authority to appoint new Directors to fill vacancies between annual meetings. The Board is soliciting proxies from stockholders of the Funds with respect to the election of six Directors, as well as with regard to any other business that may properly come before the Meeting.

At the Meeting, you are being asked to elect six Directors to the Board, including current Director Mr. Nathan M. Plumb, whom has not been previously elected by stockholders. Once elected, Directors hold office until their respective successors are duly elected and qualified. Information about each of these nominees is provided below.

The individuals named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. All of the nominees listed below have consented to serve as Directors, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The Board has identified the following individuals as nominees for the Board: Mr. Roy S. Schlachtenhaufen, Mr. Harlan J. Moeckler, Mr. Thomas G. Plumb, Mr. Patrick J. Quinn, Mr. Jay Loewi, and Mr. Nathan M. Plumb. Messrs. Thomas Plumb, Quinn, and Loewi were previously elected to the Board while Mr. Nathan Plumb was appointed and not previously elected to the Board by the stockholders. Messrs. Thomas Plumb and Nathan Plumb are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

While stockholder election of a Director is not required under the Company’s organizational and governance documents, Section 16 of the Investment Company Act of 1940 requires that at least a majority of the Directors be elected by stockholders. If less than a majority of the Directors have been elected by stockholders, then the Board is required to hold a stockholder meeting for the purpose of electing Directors to fill any existing vacancies on the Board. The Company is not required by applicable federal or state law to solicit election of the current members of the Board. However, as the Board is already soliciting the stockholders of the Company to elect two additional Directors, Mr. Roy S. Schlachtenhaufen and Mr. Harlan J. Moeckler, the Board has decided to solicit the stockholders of the Company to elect the remaining members of the Board; the election of all of the members of the Board will provide the Company with the most flexibility with regard to the Section 16 requirement, and should allow the Company to minimize both its and stockholders’ future costs and inefficiencies that might arise if the Company were required under Section 16 to call another meeting for the sole purpose of election of Directors. In the event the Proposal does not receive the necessary approval of the stockholders at the Meeting, the Board intends to re-analyze the needs of the Company and pursue whatever course is best for the Company.

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Name, Address, and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Patrick J. Quinn Birth date: September 1949	Director	Since May 2007	Currently Retired; President and Chairman of the Board of Ayres Associates (professional civil engineering firm), from April 2000 until retirement in December 2010.	2	National Presto Industries since May 2001
Jay Loewi Birth date: March 1957	Director	Since May 2007	Chief Executive Officer, QTI Group (staffing company), since November 2007; President, QTI Group of Companies, since 2002.	2	None
Roy S. Schlachtenhaufen Birth Date: October 1949	Director	Nominee	Currently Retired; Senior Portfolio Manager at US Bancorp Investments, Inc. (wealth management firm) from 1991 until retirement in April 2017.	2	None
Harlan J. Moeckler Birth Date: May 1957	Director	Nominee	Chief Financial Officer and Treasurer of TradeLink Holdings LLC (alternative investment and proprietary trading firm) since 2006.	2	None
Interested Directors and Officers
Thomas G. Plumb(2) (3) Birth date: July 1952	Director, Chairman, President, Chief Executive Officer	Since May 2007	President and Principal of SVA Plumb Wealth Management, LLC since March 2011; President of SVA Plumb Financial, LLC (financial and trust services firm) since March 2011; CEO of SVA Plumb Trust Company since March 2011; President of Wisconsin Capital Management, LLC, since January 2004.	2	None
Nathan M. Plumb(3) Birth date: June 1975	Director	Since January 2017	Principal of Custer Plumb Financial Services; Chief Operating Officer since January 2017, Vice President, and Corporate Secretary of Wisconsin Capital Management, LLC from January 2015 to December 2016; Portfolio Manager of Wisconsin Capital Management, LLC from September 2013 to December 2016; Assistant Portfolio Manager of Wisconsin Capital Management, LLC from 2010 to September 2013; Associate Financial Consultant of SVA Plumb Wealth Management, LLC from March 2011 to December 2014.	2	None
Connie M. Redman Birth date: February 1966	Chief Compliance Officer; Secretary	Since May 2007 Since August 2010	Chief Compliance Officer of SVA Plumb Wealth Management, LLC since April 2012; Compliance Officer of SVA Plumb Wealth Management, LLC from March 2011 to April 2012; Vice President and Chief Compliance Officer of Wisconsin Capital Management, LLC since March 2008; Corporate Secretary of Wisconsin Capital Management, LLC from March 2008 to December 2014.	N/A	N/A
Donna M. Baker Birth date: March 1964	Chief Financial Officer; Treasurer	Since August 2010	Chief Administrative Officer of SVA Plumb Financial, LLC since September 2014; Operations Senior Manager of SVA Plumb Financial, LLC from August 2011 to September 2014.	N/A	N/A

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(1)	Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by stockholders as and when required under the 1940 Act.
(2)	Thomas G. Plumb is an “interested person” of the Funds by virtue of his positions with the Funds and the Advisor.
(3)	Nathan M. Plumb is the son of Thomas G. Plumb. Nathan M. Plumb is an "interested person" of the Funds by virtue of this relationship to Thomas G. Plumb.

Director and Nominee Qualifications and Information About the Board

A brief summary of each Director’s and nominee’s specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that such person should serve as a Director for the Funds is set forth below.

Independent Directors and Nominees

Jay Loewi. Mr. Loewi has been the Chief Executive Officer of QTI Group, a privately owned human resources and staffing organization, since November 2007. He has served QTI and its affiliates in various other executive management roles for over 15 years. Mr. Loewi also has experience as a commercial loan officer that required him to analyze creditworthiness of businesses. Mr. Loewi’s educational background includes both attending and teaching finance and accounting-related courses. Mr. Loewi’s many years of experience analyzing the financial performance of businesses and his educational background bring a strong knowledge base of financial, accounting and audit matters to the Board and its committees.

Patrick J. Quinn. Mr. Quinn served as Chairman and President of Ayres Associates Inc., an engineering consulting firm, from 2000 until his retirement in December 2010. He has also served on the board of directors and the audit committee of National Presto Industries, Inc. since 2001. Mr. Quinn also serves on numerous other non-profit boards and commissions. The nominating committee believes that Mr. Quinn’s management and administrative background together with his MBA degree from University of Wisconsin—Eau Claire brings a wealth of experience and knowledge to the Board and its committees.

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Roy S. Schlachtenhaufen. Mr. Schlachtenhaufen served as a Portfolio Manager and Senior Portfolio Manager in the Private Client Group at U.S. Bancorp Investments, Inc. from 1991 until his retirement in 2017. Mr. Schlachtenhaufen has served on the Human Resource Committee of the Board of Directors of Feed My People, a non-profit food bank, since 2013. Mr. Schlachtenhaufen was also the Executive Administrator of the Iowa Development Commission and worked as a stock broker for Dean Witter in Des Moines, Iowa and in the fixed income department of Boatmen's Bank NA, in Kansas City, Missouri before becoming Portfolio Manager at U.S. Bancorp Investments, Inc. Mr. Schlachtenhaufen graduated with a business degree in Economics from the University of Iowa in 1972 and a J.D. from Drake Law School in 1981. The nominating committee believes that Mr. Schlachtenhaufen’s background and education, particularly his experience in the wealth management industry, will add value and perspective to the Board.

Harlan J. Moeckler. Mr. Moeckler has served as the Chief Financial Officer and Treasurer of TradeLink Holdings LLC, a diversified alternative investment and proprietary trading firm, since 2006. Mr. Moeckler has also served on the Board of Directors for TradeLink WorldWide Ltd since 2008 and TradeLink Global Equity Master Fund Ltd since February of 2017. Prior to joining TradeLink, Mr. Moeckler served as a Vice President of fund accounting and administration for State Street Corp from 2002 until 2006. Mr. Moeckler graduated with a business degree in Accounting and Finance from the University of Wisconsin. Mr. Mockler is also a Certified Public Accountant and became a Chartered Alternative Investment Analyst in 2004. The nominating committee believes that Mr. Moeckler’s accounting background relating to and experience in the financial services industry will add value and perspective to the Board.

Interested Directors and Nominees

Thomas G. Plumb. Mr. Thomas Plumb is the President and Founder of Wisconsin Capital Management, LLC. He has been the lead portfolio manager of the Funds since their inception in 2007. He has also served as the President, Chief Executive Officer and Chairman of the Funds since their inception. Mr. Plumb also serves as Chief Executive Officer of SVA Plumb Trust Company, President of SVA Plumb Financial, LLC and SVA Plumb Wealth Management, LLC, and as a portfolio manager for separately managed accounts managed by Wisconsin Capital Management, LLC. Mr. Plumb has over 20 years’ experience serving on fund boards of directors and has over 35 years of investing experience.

Nathan M. Plumb. Mr. Nathan M. Plumb has extensive experience in the investment management industry. He currently serves as a Principal of Custer Plumb Financial Services. He was an associate portfolio manager for the Funds from January 2014 through December 2016, and from August 2013 to December 2014 he served as an assistant portfolio manager of the Funds. He also served as Vice President (from August 2015) and Chief Financial Officer (from January 2015) of the Funds through December 2016. From 2003 until December 2016, Mr. Plumb served in various roles with Wisconsin Capital Management and related entities, including as an active member of Wisconsin Capital Management’s research committee beginning in 2010 and as a portfolio manager for privately managed accounts beginning in 2009. He holds a Masters of Business Administration from the University of Wisconsin and a Bachelor’s degree in Psychology from Gustavus Adolphus College. He also holds his Certified Trust and Financial Advisor (CTFA) certification. The nominating committee believes Mr. Nathan M. Plumb's significant experience in the mutual fund industry generally, and with respect to the Funds’ operations and investments specifically, adds meaningful perspective to the Board.

Compensation

In addition to the fees below, the Company reimburses the independent Directors for their related business expenses. No interested Director or Company officer received any compensation from the Company during the Company’s most recently completed fiscal year. The following table shows the total compensation paid to the Directors during the fiscal year ended March 31, 2017 for their service to the Funds:

Director	Aggregate Compensation from Each Plumb Fund		Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Plumb Fund Complex
Jay V. Loewi	Balanced Fund: Equity Fund:	$6,015 $3,985	None	None	$10,000
Patrick J. Quinn	Balanced Fund: Equity Fund:	$6,015 $3,985	None	None	$10,000
Jeffrey B. Sauer (1)	Balanced Fund: Equity Fund:	$6,015 $3,985	None	None	$10,000

(1)	Mr. Jeffrey B. Sauer passed away in February 2017.

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Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director or Nominee in each Fund as of March 31, 2017, as well as the aggregate dollar range in all registered investment companies overseen by the Director within all the Funds:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Jay V. Loewi	Balanced Fund: Equity Fund:	None $10,001-$50,000	$10,001-$50,000
Thomas G. Plumb	Balanced Fund: Equity Fund:	Over $100,000 Over $100,000	Over $100,000
Patrick J. Quinn	Balanced Fund: Equity Fund:	$50,001-$100,000 $50,001-$100,000	Over $100,000
Nathan M. Plumb	Balanced Fund: Equity Fund:	None Over $100,000	Over $100,000
Roy S. Schlachtenhaufen	Balanced Fund: Equity Fund:	None None	None
Harlan J. Moeckler	Balanced Fund: Equity Fund:	None None	None

Board Leadership and Risk Oversight

Mr. Tom Plumb, an interested person of the Funds, currently serves as Chairman of the Board. As Chairman, Mr. Plumb undertakes the functions and duties that are customary for a chairman of a board of directors, including overseeing the planning of the agenda for Board meetings and presiding over meetings of the Board.

Mr. Pat Quinn currently serves as the lead independent director of the Funds. As lead independent director, Mr. Quinn presides over meetings of the independent directors. The lead independent director also acts as a liaison from time to time between the Fund management and the other independent directors of the Funds. The lead independent director may also perform such other duties as may be requested by the independent directors.

The Board has determined that it is currently in the best interests of the Funds and their stockholders that Mr. Plumb, as an interested person of the Funds, serves as Chairman in addition to his roles of President and Chief Executive Officer of the Funds and President of the Advisor. In reaching this conclusion, the Board considered many factors, including the following:

•	Mr. Plumb has over 20 years’ experience serving as director on a fund board of directors, including over 9 years serving as chairman of a fund board;
•	the Board’s belief that an interested Chairman has a personal and professional stake in the performance of the Funds;
•	the Board’s belief that an interested Chairman is best equipped to provide oversight over the Funds’ day-to-day operations and to facilitate the orderly and efficient flow of information from Fund management to the independent directors;
•	the Board has a lead independent director and all Board Committees consist only of independent directors;
•	the independent directors have the opportunity to meet in executive session and with the Funds’ Chief Compliance Officer at least quarterly;
•	the Board’s belief that the independent directors are able to act effectively and independently; and
•	the Board’s belief that the Funds have had effective leadership while Mr. Plumb has been Chairman.

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The Board oversees risk as part of its oversight of the Funds. The Board primarily provides risk oversight during its regular quarterly meetings and as otherwise may be necessary or appropriate. To aid its oversight and evaluation, the Board and its Committees obtain regular periodic reports and other information from the Funds’ management and Chief Compliance Officer regarding the Funds’ operations. The Funds’ Chief Compliance Officer also has an opportunity to meet at least quarterly in executive session with the Independent Directors. In addition, the Board obtains relevant risk and risk management information from the Funds’ independent registered public accounting firm, Fund counsel and other Fund service providers, as the Board believes is necessary or appropriate. The Board reviews and discusses the Funds’ primary risk exposures and the steps management has taken to monitor and control such risks periodically during Board meetings and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved.

While the Board provides risk oversight, the management of risks to the Funds on a day-to-day basis is carried out by Fund management, the Advisor and other Fund service providers. Although the risk management policies and procedures of the Advisor and other Fund service providers are designed to be effective, there can be no guarantee that they will be effective.

Board Committees

The Board of Directors of the Funds has an audit committee and a nominating committee.

Audit Committee. The audit committee consults with the independent auditors for the Funds on matters pertaining to their audits of the Funds’ annual financial statements and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which can be found at http://plumbfunds.com/pdf/audit-committee-charter.pdf. The audit committee consists of Jay Loewi (Chair) and Patrick J. Quinn, neither of whom is an “interested” person of the Funds. Jay Loewi has been determined by the Board to be an audit committee financial expert. The audit committee met two times during the fiscal year ended March 31, 2017.

Nominating Committee. The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee has adopted a written charter, which can be found at http://plumbfunds.com/pdf/nominating-governance-committee-charter.pdf. No policy or procedure has been established as to the recommendation of director nominees by stockholders, except that nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee. The nominating committee consists of Jay Loewi (Chair) and Patrick J. Quinn. The nominating committee met one time during the fiscal year ended March 31, 2017.

Board Diversity

The Fund’s nominating committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Meetings and Attendance Policy

The Board met five times during the fiscal year ended March 31, 2017. The Board is scheduled to meet four times during the current fiscal year. The Company was not required to, and did not, hold an annual meeting of stockholders during the prior fiscal year. In the event of an annual or special stockholder meeting, it is the Board’s policy that each Director is expected but not required to attend that meeting.

Required Vote

If a quorum is present, a majority of all the votes validly cast by the holders of shares of the Funds’ common stock present in person or represented by proxy, voting together, is sufficient for the election of Directors. Abstentions and broker non-votes will have no effect in the election of directors, but will be counted for purposes of determining whether a quorum is present.

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Additional Information

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected by the Board, including a majority of the independent Directors, to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2018. Cohen, in accordance with the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Company and each of the Funds. The Audit Committee has approved the engagement of Cohen as the Company’s independent registered public accounting firm for the current fiscal year. A representative of Cohen will not be present at the Meeting.

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the Company by the independent registered public accounting firm. The Audit Committee is also required to approve, prior to appointment, the engagement of the independent registered public accounting firm to provide other audit services to the Company, or to provide non-audit services to the Funds, any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or any sub-adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related, and tax services described above and outlined below for which the Funds’ independent registered public accounting firm billed the Company fees for the fiscal years ended March 31, 2016, and March 31, 2017, were pre-approved by the Audit Committee.

Audit Fees

Cohen’s fees for professional services rendered for the audit of the Company’s annual financial statements for the years ended March 31, 2016, and March 31, 2017, were approximately $24,000 and $24,800, respectively.

Audit-Related Fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. The Company did not pay any fees for audit-related services rendered to the Company for the fiscal years ended March 31, 2016, and March 31, 2017.

Tax Fees

Tax fees comprise professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including preparation of state and federal tax returns and review of the Company’s distributions of capital gains and dividend and interest income.

Cohen’s fees for professional services related to tax compliance, tax advice, and tax planning were approximately $5,000 for each of the fiscal years ended March 31, 2016, and March 31, 2017.

All Other Fees

Cohen’s fees for products and services rendered to the Company or any entity controlling, controlled by, or under common control with the Company provided by the principal accountant other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal years ending March 31, 2016 and March 31, 2017 were approximately $1,500 and $1,000, respectively.

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Principal Holders of Securities

As of March 31, 2017, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

Record or Beneficial Holder	Fund	No. of Shares/%
Charles Schwab & Co., Inc.	Balanced Fund	198,817	14.79%
(record holder) 101 Montgomery Street San Francisco, CA 94104	Equity Fund	200,132	21.04%
SVA Plumb Trust Company	Balanced Fund	734,746	54.65%
1221 John Q Hammons Drive Madison, WI 53717	Equity Fund	476,700	50.11%
Thomas G. Plumb	Balanced Fund	921,429(1)	68.53%
1221 John Q Hammons Drive Madison, WI 53717	Equity Fund	649,235(2)	68.25%
SVA Plumb Wealth Management, LLC	Balanced Fund	170,508	12.68%
1221 John Q Hammons Drive Madison, WI 53717	Equity Fund	114,156	12.00%

(1)	Includes 16,175 shares held directly by Mr. Plumb and his spouse; 170,508 shares held in certain separately managed accounts, discretionary authority over which has been granted to SVA Plumb Wealth Management, LLC, which may be deemed under the control of Mr. Plumb through his position as President and Chief Executive Officer of that entity and his ownership interest therein; and 734,746 shares held in certain separately managed accounts, discretionary authority over which has been granted to the SVA Plumb Trust Company, which discretionary authority has in turn been granted to the Advisor or to SVA Plumb Wealth Management, LLC. SVA Plumb Trust Company is organized in South Dakota and SVA Plumb Wealth Management, LLC is organized in Wisconsin.

(2)	Includes 55,380 shares held directly by Mr. Plumb and his spouse; 114,155 shares held in separately managed accounts, discretionary authority over which has been granted to SVA Plumb Wealth Management, LLC, which may be deemed under the control of Mr. Plumb through his position as President and Chief Executive Officer of that entity and his ownership interest therein; 476,700 shares held in certain separately managed accounts, discretionary authority over which has been granted to the SVA Plumb Trust Company, which discretionary authority has in turn been granted to the Advisor or to SVA Plumb Wealth Management, LLC, including 436 shares held by a certain trust over which Mr. Plumb acts as trustee.

As of March 31, 2017, Thomas G. Plumb, SVA Plumb Wealth Management, LLC and the SVA Plumb Trust Company, each of which is controlled by or may be deemed to be controlled by Mr. Plumb, were deemed to beneficially own shares of the Funds as set forth in the table above. Pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, a person who beneficially owns more than 25% of the voting securities of a company is presumed to control that company. Therefore, because SVA Plumb Trust Company and Thomas G. Plumb is each deemed to beneficially own 25% or more of the outstanding voting shares of the Funds, each is presumed to control the Funds. In addition, because of his deemed beneficial ownership of shares of the Funds, and because he may be deemed to control SVA Plumb Wealth Management, LLC and the SVA Plumb Trust Company, Mr. Plumb may be able to determine the outcome of most issues that are submitted to the Funds’ stockholders for vote, including such things as election of directors and approval of investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 distribution plans.

As of March 31, 2017, the directors and officers of Wisconsin Capital Funds, Inc. as a group beneficially owned approximately 69% of the outstanding shares of the Balanced Fund and approximately 69.37% of the Equity Fund.

Voting and Solicitation Information

Stockholders are entitled to one vote for each Fund share held at the close of business on the Record Date. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone will be paid by the Company. In addition to solicitation by mail, Directors, certain officers and representatives of the Company, officers and employees of the Advisor, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Stockholders wishing to participate in the Meeting may either submit the proxy card included in this Proxy Statement or attend in person. Stockholders may request additional information regarding this proxy statement or a replacement proxy card by contacting the Company at (866) 987-7888.

Revocation of Proxy

Any proxy given by a stockholder is revocable until voted at the Meeting. Stockholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Company, 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

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Quorum Requirement

The presence at the Meeting, in person or by proxy, of the holders of one-third of the outstanding shares of the Funds as of the Record Date, without regard to series, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law. In the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as Secretary of such meeting may adjourn the meeting to obtain a quorum. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will have no effect in the election of directors.

Delivery of Documents to Stockholders

To control mailing and printing costs, the Company will deliver a single set of proxy materials to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

In order to consent to householding of the proxy materials you must have previously consented to receiving stockholder communications in such a way. You may revoke your consent to householding at any time by calling the Company at 1-866-987-7888 or by writing to us at Wisconsin Capital Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If your shares are held through a financial institution please contact that institution directly.

Other Matters to Come Before the Meeting

No Director is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company, the Fund and the stockholders.

Proposals for Action at Future Meetings

Stockholder proposals to be presented at any future meeting of the Company’s stockholders must be received by the Company a reasonable time before the Company’s solicitation for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting. Timely receipt by the Company does not guarantee that a proposal will be included in the Company’s proxy statement or presented at the related meeting.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of Wisconsin Capital Funds, Inc.

Connie M. Redman, Secretary

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PROXY	PROXY

PLUMB BALANCED FUND

PLUMB EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 1, 2017

8030 Excelsior Drive, Suite 307

Madison, WI 53717

THIS PROXY IS SOLICITED on behalf of the Board of Directors of Wisconsin Capital Funds, Inc.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and, revoking all prior proxies, hereby appoints Connie M. Redman and Thomas G. Plumb, and each of them, with full power of substitution in each, as your true and lawful proxies, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of the Funds held of record by the undersigned on May 1, 2017, at the Special Meeting of Stockholders to be held on June 1, 2017, and at any adjournment or postponement thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE ON THIS PROXY TODAY!

Your Proxy Vote is important!

EASY WAYS TO VOTE YOUR PROXY:

1.	By Internet. Refer to your proxy card for the control number and go to: www.okapivote.com/plumbfunds2017 and follow the simple on-screen instructions

OR

2.	By Mail. Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.	Election of Directors

☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	FOR ALL EXCEPT

				☐	Thomas G. Plumb

				☐	Patrick J. Quinn

				☐	Jay Loewi

				☐	Nathan M. Plumb

				☐	Roy S. Schlachtenhaufen

				☐	Harlan J. Moeckler

	Yes	No
Please indicate if you plan to attend this meeting:	☐	☐

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by internet in accordance with the instructions provided.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on June 1, 2017

The proxy statement for this meeting is available at: www.okapivote.com/plumbfunds